IMPAIRIMENTS RESTRUCTURING AND OTHERS	3 Months Ended
Mar. 31, 2017
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 14 – Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:

	Three months ended
	March 31,
	2017	2016

	U.S. $ in millions

Restructuring expenses	$130	$19
Capital loss from currency translation	52	-
Integration expenses	23	13
Contingent consideration	21	51
Impairments of long-lived assets	11	13
Acquisition expenses	-	24
Others	3	(1)

Total	$240	$119

Restructuring expenses of $130 million were incurred in the first quarter of 2017, following the integration of Actavis Generics and other efficiency measures. Further integration and other efficiency initiatives may drive additional restructuring expenses throughout the year.

Following FDA actions in 2016, Teva voluntarily discontinued all manufacturing activities at its facility in Godollo, Hungary, in order to assess and remediate quality concerns. Property, plant and equipment balances for this site as of March 31, 2017 amounted to approximately $87 million following an impairment of $80 million recorded during the fourth quarter of 2016. Any actions taken with regards to its Godollo facility may result in a further impairments.

Following an FDA audit of Teva's active pharmaceutical ingredient ("API") production facility in China in September 2016, Teva received a warning letter from the FDA in April 2017. Teva is in the process of undertaking corrective actions to address both the specific concerns raised by investigators as well as the underlying causes of those concerns. A response has been sent to the FDA.